UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2017

Aradigm Corporation

(Exact name of registrant as specified in its charter)

California	001-36480	94-3133088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3929 Point Eden Way, Hayward, California		94545
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 265-9000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2017, the Board of Directors, or the Board, of Aradigm Corporation, or the Company, met to conduct a review of the compensation of Company’s employees, including its named executive officers.

Cash Bonus Payments and Stock Option Awards for Named Executive Officers

At the meeting, the Board authorized and approved cash bonus payments for fiscal year 2017 and stock option awards under the Company’s 2015 Equity Incentive Plan to certain of the Company’s employees, including named executive officers Igor Gonda, PhD, Chief Executive Officer, Juergen Froehlich, MD, Chief Medical Officer and Nancy Pecota, Chief Financial Officer. The following table sets forth the specific cash bonus payments and stock option awards authorized and approved for each of Dr. Gonda, Dr. Froehlich and Ms. Pecota:

Named Executive Officers (1)	Cash Bonus Payments	Stock Option Awards (2)
Igor Gonda	$174,680	180,000
Juergen Froehlich	$136,448	150,000
Nancy Pecota	$114,368	120,000

(1)	These individuals were listed as named executive officers in the Company’s proxy statement filed with the Securities and Exchange Commission on April 19, 2017.

(2)	A portion of each Stock Option Award shall vest quarterly over four years following the date of grant, and a portion of each Stock Option Award shall vest only upon the achievement of certain performance-based milestones.

The Board authorized and approved the foregoing cash bonuses for each of the named executive officers. Bonuses were calculated using a formula that includes: (a) the individual’s base salary for the 2017 fiscal year, (b) a weighting of the individual’s position with the Company, and (c) such other discretionary factors as the Board determined appropriate given the Company’s overall performance, including the achievement of various corporate objectives.

Increases to Base Salary Compensation for Named Executive Officers

The Board conducted a review of the base salaries of the Company’s officers and employees, including its named executive officers. The following table sets forth the 2018 base salaries authorized and approved for each of Dr. Gonda, Dr. Froehlich and Ms. Pecota:

Named Executive Officers (1)	2017 Base Salary	2018 Base Salary (2)
Igor Gonda	$436,700	$449,801
Juergen Froehlich	$426,400	$439,192
Nancy Pecota	$357,400	$371,696

(1)	These individuals were listed as named executive officers in the Company’s proxy statement filed with the Securities and Exchange Commission on April 19, 2017.

(2)	The 2018 base salaries are effective January 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARADIGM CORPORATION

Dated: December 12, 2017	By:	/s/ Nancy Pecota
		Name:	Nancy Pecota
		Title:	Vice President, Finance and Chief Financial Officer and Corporate Secretary